EXHIBIT 99.1

ADTRAN Holdings, Inc. Announces Corrected Ex-Dividend Date for Second Quarter Cash Dividend – Payment Amount, Payable Date and Record Date Unchanged

HUNTSVILLE, AL — (August 10, 2023) — ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) (“ADTRAN Holdings” or the “Company”) today announced a correction to the ex-dividend date for the cash dividend for the second quarter of 2023, which is to be paid on September 5, 2023 to the Company’s stockholders of record as of the close of business on August 21, 2023. The ex-dividend date will be August 18, 2023 rather than the previously announced date of August 20, 2023. All other dates and information relating to the cash dividend payment, as previously communicated in the Company’s August 6, 2023 press release, remain unchanged.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this press release which are not historical facts, such as those relating to strategy, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties related to manufacturing and supply chain constraints; (ii) risks and uncertainties related to the completed business combination between the Company, ADTRAN, Inc. (“ADTRAN”) and Adtran Networks SE (“Adtran Networks”), formerly ADVA Optical Networks SE, including risks related to the ability to successfully integrate ADTRAN’s and Adtran Networks’ businesses, the disruption of management time from ongoing business operations due to integration efforts following the business combination, and the risk that ADTRAN Holdings may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; (iii) the risk of fluctuations in revenue, including due to lengthy sales and approval processes required by major and other service providers for new products and changes in customer demand, as well as tighter inventory management of ADTRAN Holdings’ customers; (iv) the risk posed by potential breaches of information systems and cyber-attacks; (v) the risk that ADTRAN Holdings may not be able to effectively compete, including through product improvements and development; (vi) risks related to ongoing patent litigation; and (vii) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022, as well as its Form 10-Q for the quarter ended March 31, 2023 filed with the SEC.

About Adtran

ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) is the parent company of Adtran, Inc., a leading global provider of open, disaggregated networking and communications solutions that enable voice, data, video and internet communications across any network infrastructure. From the cloud edge to the subscriber edge, Adtran empowers communications service providers around the world to manage and scale services that connect people, places and things. Adtran solutions are used by service providers, private enterprises, government organizations and millions of individual users worldwide. ADTRAN Holdings, Inc. is also the largest shareholder of Adtran Networks SE, formerly ADVA Optical Networking SE. Find more at Adtran, LinkedIn and Twitter.

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ADTRAN Holdings, Inc.

www.adtran.com

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Gareth Spence

+44 1904 699 358

public-relations@adva.com

For investors

Steven Williams

+49 89 890 665 918

investor.relations@adtran.com